Exhibit 10.23

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of February 1, 2018 by and among SOLARIS OILFIELD INFRASTRUCTURE, LLC, a Delaware limited liability company (the “Borrower”); each of the Lenders which is a party to the Credit Agreement (as defined below) (individually, a “Lender” and, collectively, the “Lenders”), and WOODFOREST NATIONAL BANK, acting as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

A.The Borrower, the Lenders and the Administrative Agent executed and delivered that certain Credit Agreement dated as of January 19, 2018. Said Credit Agreement,  as  amended, supplemented and restated, is herein called the “Credit Agreement”. Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Credit Agreement.

B.The Borrower, the Lenders and the Administrative Agent desire to amend the Credit Agreement in certain respects.

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Administrative Agent do hereby agree as follows:

SECTION 1. Amendment to Credit Agreement.

(a) The reference to “April 5, 2019” in Section  2.09(a) of the Credit Agreement is  hereby amended to read “May 5, 2019”.

SECTION 2. Ratification. Except as expressly amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect. None of the rights, title and interests existing and to exist under the Credit Agreement are hereby released, diminished or impaired, and the Borrower hereby reaffirms all covenants, representations and warranties in the Credit Agreement.

SECTION 3. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Borrower, the Lenders and the Administrative Agent and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the  laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

NOTICE PURSUANT TO TEX. BUS. & COMM. CODE §26.02

THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the Borrower, the Lenders and the Administrative Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

SOLARIS OILFIELD INFRASTRUCTURE, LLC,
a Delaware limited liability company

By:
Kyle Ramachandran, Chief Financial Officer

WOODFOREST NATIONAL BANK,
as Administrative Agent and as a
Lender

By:	/s/ Jack Legendre
Name:	Jack Legendre
Title:	Sr. V.P.

CADENCE BANK, N.A., as a Lender and as
Documentation Agent

By:	/s/ Tim Ashe
Name:	Tim Ashe
Title:	Assistant Vice President

COMMUNITYBANK OF TEXAS, N.A.

By:	/s/ Jason D. Sirkel
Name:	JASON D. SIRKEL
Title:	EXEC. VICE PRESIDENT

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH

By:	/s/ John D. Torino
Name:	JOHN D. TORINO
Title:	AUTHORIZED SIGNATORY

By:	/s/ Szymon Ordys
Name:	SZYMON ORDYS
Title:	AUTHORIZED SIGNATORY

The undersigned hereby join in this Amendment to evidence their consent to execution  by the Borrower of this Amendment, to agree to be bound by the provisions of this Amendment to the extent applicable to the undersigned, to confirm that each Loan Document now or previously executed by the undersigned applies and shall continue to apply to the Credit Agreement, as amended hereby, to acknowledge that without such consent and confirmation, Lenders would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm. Code §26.02 set forth above.

SOLARIS OILFIELD SITE SERVICES
OPERATING, LLC, a Texas limited liability
company
SOLARIS OILFIELD EARLY PROPERTY, LLC, a
Texas limited liability company
SOLARIS OILFIELD SITE SERVICES
PERSONNEL LLC, a Delaware limited liability
company
SOLARIS OILFIELD TECHNOLOGIES, LLC, a
Delaware limited liability company
SOLARIS LOGISTICS, LLC, a Delaware limited
liability company

By:
Kyle Ramachandran, Chief Financial Officer